CHASE MANHATTAN BANK USA, N.A.
                      MONTHLY CERTIFICATEHOLDER'S STATEMENT

                         CHASE CREDIT CARD MASTER TRUST
                                  SERIES 1996-2

                                              Distribution Date:       2/15/2005

Section 5.2 - Supplement                                     Class A         Class B       Collateral                Total
----------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                0.00            0.00            0.00                     0.00

(ii)   Monthly Interest Distributed                         2,740,833.33      160,416.67      109,909.72             3,011,159.72
       Deficiency Amounts                                           0.00            0.00                                     0.00
       Additional Interest                                          0.00            0.00                                     0.00
       Accrued and Unpaid Interest                                                                  0.00                     0.00

(iii)  Collections of Principal Receivables                90,260,969.95    5,128,464.20    7,179,849.88           102,569,284.03

(iv)   Collections of Finance Charge Receivables            7,737,356.10      439,622.51      615,471.51             8,792,450.11

(v)    Aggregate Amount of Principal Receivables                                                                34,024,723,007.80

                          Investor Interest               550,000,000.00   31,250,000.00   43,750,000.00           625,000,000.00
                          Adjusted Interest               550,000,000.00   31,250,000.00   43,750,000.00           625,000,000.00

                                               Series
       Floating Investor Percentage                1.84%          88.00%           5.00%           7.00%                  100.00%
       Fixed Investor Percentage                   1.84%          88.00%           5.00%           7.00%                  100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                     95.42%
               30 to 59 days                                                                                                1.33%
               60 to 89 days                                                                                                0.99%
               90 or more days                                                                                              2.26%
                                                                                                               -------------------
                                            Total Receivables                                                             100.00%

(vii)  Investor Default Amount                              2,871,023.46      163,126.33      228,376.87             3,262,526.66

(viii) Investor Charge-Offs                                         0.00            0.00            0.00                     0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                   0.00            0.00            0.00                     0.00

(x)    Net Servicing Fee                                      458,333.33       26,041.67       36,458.33               520,833.33

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                      10.31%

(xii)  Portfolio Supplemented Yield                                                                                        10.31%

(xiii) Reallocated Monthly Principal                                                0.00            0.00                     0.00

(xiv)  Closing Investor Interest (Class A Adjusted)       550,000,000.00   31,250,000.00   43,750,000.00           625,000,000.00

(xv)   LIBOR                                                                                                             2.48000%

(xvi)  Principal Funding Account Balance                                                                                     0.00

(xvii) Accumulation Shortfall                                                                                                0.00

(xviii)Principal Funding Investment Proceeds                                                                                 0.00

(xix)  Principal Investment Funding Shortfall                                                                                0.00

(xx)   Available Funds                                      7,283,262.31      413,580.84      579,013.17             8,275,856.32

(xxi)  Certificate Rate                                         5.98000%        6.16000%        3.23000%

----------------------------------------------------------------------------------------------------------------------------------

       By:
               -----------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         CHASE CREDIT CARD MASTER TRUST
                                  SERIES 1996-3

                                              Distribution Date:       2/15/2005

Section 5.2 - Supplement                                          Class A         Class B       Collateral                 Total
---------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                     0.00            0.00            0.00                0.00

(ii)   Monthly Interest Distributed                              2,434,132.89      141,813.47       82,331.65        2,658,278.01
       Deficiency Amounts                                                0.00            0.00                                0.00
       Additional Interest                                               0.00            0.00                                0.00
       Accrued and Unpaid Interest                                                                       0.00                0.00

(iii)  Collections of Principal Receivables                     67,610,882.15    3,841,506.88    5,378,313.27       76,830,702.30

(iv)   Collections of Finance Charge Receivables                 5,795,743.96      329,301.88      461,040.08        6,586,085.92

(v)    Aggregate Amount of Principal Receivables                                                                34,024,723,007.80

                                  Investor Interest            411,983,000.00   23,408,000.00   32,772,440.86      468,163,440.86
                                  Adjusted Interest            411,983,000.00   23,408,000.00   32,772,440.86      468,163,440.86

                                                     Series
       Floating Investor Percentage                     1.38%          88.00%           5.00%           7.00%             100.00%
       Fixed Investor Percentage                        1.38%          88.00%           5.00%           7.00%             100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                     95.42%
               30 to 59 days                                                                                                1.33%
               60 to 89 days                                                                                                0.99%
               90 or more days                                                                                              2.26%
                                                                                                                    --------------
                                                    Total Receivables                                                     100.00%

(vii)  Investor Default Amount                                   2,150,568.83      122,190.76      171,073.54        2,443,833.13

(viii) Investor Charge-Offs                                              0.00            0.00            0.00                0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                        0.00            0.00            0.00                0.00

(x)    Net Servicing Fee                                           343,319.17       19,506.67       27,310.37          390,136.20

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                      10.30%

(xii)  Portfolio Supplemented Yield                                                                                        11.28%

(xiii) Reallocated Monthly Principal                                                     0.00            0.00                0.00

(xiv)  Closing Investor Interest (Class A Adjusted)            411,983,000.00   23,408,000.00   32,772,440.86      468,163,440.86

(xv)   LIBOR                                                                                                             2.48000%

(xvi)  Principal Funding Account Balance                                                                                     0.00

(xvii) Accumulation Shortfall                                                                                                0.00

(xviii)Principal Funding Investment Proceeds                                                                                 0.00

(xix)  Principal Investment Funding Shortfall                                                                                0.00

(xx)   Available Funds                                           5,452,424.79      309,795.21      433,729.71        6,195,949.72

(xxi)  Certificate Rate                                              7.09000%        7.27000%        3.23000%

----------------------------------------------------------------------------------------------------------------------------------

       By:
               -------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President